UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 21, 2017 (February 20, 2017)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	42-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On February 20, 2017, Caesars Acquisition Company (“CAC”) and Caesars Entertainment Corporation (“CEC”) entered into the First Amendment to the Amended and Restated Agreement and Plan of Merger (the “Amendment”), which amends the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CAC and CEC (as amended by the Amendment, the “Amended Merger Agreement”), pursuant to which CAC will merge with and into CEC, with CEC as the surviving entity (the “Merger”).

The Amendment provides for, among other things, a fixed exchange ratio such that upon consummation of the Merger, each share of CAC’s class A common stock, par value $0.001 per share, and CAC’s class B common stock, par value $0.001 per share (collectively, the “CAC Common Stock”), issued and outstanding immediately prior to the effective time of the Merger will be converted into, and become exchangeable for, that number of shares of CEC common stock, par value $0.01 per share (“CEC Common Stock”), equal to 1.625 (the “Exchange Ratio”). The Exchange Ratio was calculated using the treasury stock method based on the daily volume-weighted average price of the CAC Common Stock and CEC Common Stock for the 20 consecutive trading days ended February 14, 2017 after taking into account the amount of CEC Common Stock to be issued pursuant to the Third Amended Joint Plan of Reorganization of Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority owned subsidiary of CEC, and its debtor subsidiaries that was confirmed by the entry of an order by the United States Bankruptcy Court for the Northern District of Illinois on January 17, 2017 (the “Plan”), but without giving effect to the conversion of the convertible notes to be issued by CEC or the buy-back of CEC Common Stock from certain creditors of CEOC, each as contemplated by the Plan.

CAC’s and CEC’s obligation to consummate the Merger remains subject to (i) the receipt of (x) applicable regulatory approvals, including, if required, the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (y) certain tax opinions regarding the tax treatment of certain transactions contemplated by the Plan, (ii) the substantially contemporaneous consummation of the Plan and (iii) other customary closing conditions.

The Amendment was fully negotiated by and between the special committee of CAC’s Board of Directors (the “CAC Special Committee”) and the special committee of CEC’s Board of Directors (the “CEC Special Committee”), was recommended by each of the CAC Special Committee and the CEC Special Committee and was approved by the CAC Board of Directors and the CEC Board of Directors. The CEC Special Committee received an opinion as to the fairness, from a financial point of view, of the Exchange Ratio and the CAC Special Committee received an opinion as to the fairness, from a financial point of view, of the Exchange Ratio to the unaffiliated stockholders of CAC. Stockholders of each of CAC and CEC will be asked to vote on the adoption of the Amended Merger Agreement at special meetings of CAC’s stockholders and CEC’s stockholders, respectively, that will each be held on a date to be announced.

The foregoing description of the modifications to the Amended Merger Agreement pursuant to the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 7.01 Regulation FD Disclosure.

On February 21, 2017, CAC and CEC issued a joint press release in connection with the Amendment. A copy of the joint press release is attached hereto as Exhibit 99.1, and is incorporated into this report by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Important Additional Information

In connection with the Merger, CAC and CEC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CAC and CEC, at the SEC’s website (www.sec.gov), from CAC Investor Relations (investor.caesarsacquisitioncompany.com) or from CEC Investor Relations (investor.caesars.com).

Forward-Looking Statements

This filing includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as, “will,” “would,” “expect,” and “propose” or the negative or other variations thereof or comparable terminology. These forward-looking statements, including, without limitation, those relating to the Merger or the transactions contemplated by the Plan, wherever they occur in this filing, are based on CAC management’s current expectations and projections about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of CAC may differ materially from that expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission:

•	the Amended Merger Agreement may not be approved by the CAC and CEC stockholders, respectively, at the respective special meetings or the failure to satisfy any of the other closing conditions of the Amended Merger Agreement;

•	the Merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Amended Merger Agreement;

•	the Merger is subject to the substantially contemporaneous consummation of the Plan and the Plan is subject to a number of conditions which are not under CAC’s or CEC’s control; and

•	the price of, market for and potential market price volatility of CAC’s and of CEC’s common stock.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CAC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed and furnished herewith:

Exhibit No.	Description

2.1	First Amendment to Amended and Restated Agreement and Plan of Merger, dated as of February 20, 2017, between Caesars Acquisition Company and Caesars Entertainment Corporation.

99.1	Text of joint press release, dated February 21, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: February 21, 2017	By:	/S/ CRAIG J. ABRAHAMS
Name: Craig J. Abrahams
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Amended and Restated Agreement and Plan of Merger, dated as of February 20, 2017, between Caesars Acquisition Company and Caesars Entertainment Corporation.

99.1	Text of joint press release, dated February 21, 2017.